EXHIBIT 10.11

Cazador Acquisition Corporation Ltd.

Repurchase Agreement

1
Cazador Acquisition Corporation Ltd. an exempted company incorporated with limited liability under the laws of the Cayman Islands (the "Company"), on the terms and conditions set out herein, and in accordance with the Company’s Articles of Association (the "Articles") and the Companies Law (2010 Revision) of the Cayman Islands (the "Law"), has agreed to repurchase 287,500 ordinary shares (the "Shares") in the share capital of the Company from Cazador Sub Holdings Ltd. (the "Sole Shareholder").

2	The Shares were originally allotted and issued to the Sole Shareholder as fully paid at the issue price of US$0.017 per share.

3	The Company has agreed to pay to the Sole Shareholder an aggregate amount of US$1.00 for the Shares and the repurchase shall occur on the date hereof.

4	This Repurchase Agreement shall be governed by, and shall be construed in accordance with the laws of the Cayman Islands.

5
The Law requires that the manner of repurchase is approved by ordinary resolution.  The Sole Shareholder is the sole shareholder of the Company and confirms by executing this Agreement that it approves the manner of repurchase of the Shares.  Cazador Holdings Ltd, the sole shareholder of the Sole Shareholder, and Arco Group LLC, the sole shareholder of Cazador Holdings Ltd., are party to this Agreement by way of acknowledgement, confirmation and approval of the terms set out herein.

6
This Repurchase Agreement may be executed in any number of counterparts each of which when executed and delivered shall constitute an original and all such counterparts together constituting but one and the same agreement.

7
The Sole Shareholder irrevocably agrees for the exclusive benefit of the Company that the courts of the Cayman Islands shall have jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which may arise out of or in connection with this Repurchase Agreement and for such purposes irrevocably submits to the jurisdiction of such courts.

In witness whereof, the Sole Shareholder and the Company have executed this Repurchase Agreement on 5 October 2010.

Cazador Acquisition Corporation Ltd.

Acting by:     __________________________
                        Francesco N. Piovanetti

Cazador Sub Holdings Ltd.

Acting by:     ___________________________
                        Francesco N. Piovanetti

Cazador Holdings Ltd.

Acting by:     __________________________
                        Francesco N. Piovanetti

Arco Group LLC

Acting by:     __________________________
                       Francesco N. Piovanetti